COMMITMENTS AND CONTINGENT LIABILITIES	6 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 6 – COMMITMENTS AND CONTINGENT LIABILITIES

A)	Material agreements

1)	Supply Agreement – FC

On January 21, 2026, the Company signed an addendum to the agreement with Clalit, to supply Pulsenmore FC and to update the commercial understanding between the parties under the Follicle Agreement. According to the addendum the Company and Clalit shall be entitled to market Pulsenmore FC directly to patients. A pilot period of 18 months shall commence upon 30 days from signing the addendum, after which Clalit shall purchase a yearly minimum quantity of the Pulsenmore FC for a period of 5 years for a total consideration of $9 million. The agreement includes the option to return products by Clalit in accordance with the terms and conditions set forth therein.

2)	Commercial Engagements with two U.S.-Based Medical Centers

On January 29, 2026, and on February 4, 2026, the Company entered into a services agreements, in accordance, with the two medical Centers Under those agreements, the medical centers will purchase Pulsenmore ES home ultrasound services. The services agreements are in force for a term of one year and will be renewed automatically for successive one-year periods unless either Party gives at least 30 days’ written notice of non-renewal before the end of the then-current term.

3)	Ouma Health

On June 17, 2026, the Company entered into a strategic partnership with Ouma Health to expand access to remote prenatal care across the United States. The collaboration is intended to support care delivery for underserved patient populations, including those living in maternity deserts and underserved communities, and to generate insights and experience that may support future expansion opportunities with healthcare systems, maternity care providers and payer organizations.

NOTES TO THE CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS